UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2023

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 110 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVSQ	N/A

(1)

On December 21, 2022, our common stock was suspended from trading on the NASDAQ Global Select Market (“NASDAQ”). On December 21, 2022, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CLVSQ.” On December 29, 2022, NASDAQ filed a Form 25 delisting our common stock from trading on NASDAQ, which delisting became effective at the opening of the trading session on January 9, 2023.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries, Clovis Oncology Ireland Limited and Clovis Oncology UK Limited (together with the Company, the “Debtors”), filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”). On January 24, 2023, the Court approved bidding procedures to conduct the sale of the Company’s assets in accordance with Section 363 of the Bankruptcy Code (the “Bidding Procedures”).

On March 30, 2023, the Company conducted an auction (the “Auction”) to sell certain of its assets and rights associated with Rubraca® (rucaparib) and the business and operations related to the development and exploitation thereof (the “Product Business”) pursuant to the Bidding Procedures. The Company determined that pharma& Schweiz GmbH (“Pharma&”) submitted the highest and otherwise best bid at the Auction.

Accordingly, on April 5, 2023, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Pharma& to sell the Product Business for an upfront payment of $70,000,000 (the “Upfront Payment”) and up to an additional $50,000,000 upon the successful achievement of specified regulatory milestones and $15,000,000 in later sales related milestones. Pursuant to the Asset Purchase Agreement, Pharma& will be responsible for the payment of up to $41,000,000 (the “Cure Cost Cap”) of Cure Costs (as defined in the Asset Purchase Agreement) in respect of the assigned contracts that are part of the Product Business, with the Company being responsible for the payment of Cure Costs above the Cure Cost Cap, if any. The transaction is part of a sale process under Section 363 of the Bankruptcy Code that will be subject to approval by the Court. Pursuant to the Bidding Procedures, Dr. Reddy’s Laboratories, Inc. was selected as the Back-Up Bidder (as defined in the Bidding Procedures) in the event the transactions with Pharma& under the Asset Purchase Agreement are not consummated.

Pursuant to the terms of the Asset Purchase Agreement, Pharma& and the Company entered into an escrow agreement with Citibank (the “Escrow Agent”), pursuant to which Pharma& deposited into escrow with the Escrow Agent $6,000,000 against the Upfront Payment.

The Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) the entry of an order approving the Asset Purchase Agreement by the Court; (iii) material compliance with the obligations of the parties set forth in the Asset Purchase Agreement, including the assignment of certain essential contracts; and (iv) no Material Adverse Effect (as defined in the Asset Purchase Agreement) having occurred to the Product Business.

The Asset Purchase Agreement may be terminated, subject to certain exceptions: (i) by the mutual written consent of the parties; (ii) by either party, if (a) any court of competent jurisdiction or other competent governmental authority issues a final, non-appealable order prohibiting the transactions; or (b) if the closing has not occurred on or prior to June 30, 2023; (iii) by either party, (a) for certain material breaches by the other party of its representations and warranties or covenants that remain uncured or (b) if the Company enters into a definitive agreement with respect to an alternative transaction for the Product Business with one or more persons other than Pharma& and (iv) by Pharma& if (a) the Court has not entered a sale order approving the transaction prior to 11:59 p.m. Eastern Time on April 12, 2023; (b) the Court enters an order of, or the Company seeks to have the Court enter an order of, dismissal of the Cases, conversion of the Cases into cases under Chapter 7 of the Bankruptcy Code, or appointment of an appointee is entered for any reason; or (c) the Company files any stand-alone plan of reorganization or liquidation (or announces support of any such plan filed by any other party).

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The representations and warranties contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from those generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Form 8-K. Accordingly, you should not rely upon the representations and warranties in the Asset Purchase Agreement as statements of factual information.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Cases. The Company currently does not expect that holders of the Company’s common stock will receive any payment or other distribution on account of those shares in the Cases given the expected sales proceeds (including the highly contingent nature of certain later milestone payments) and the amount of the Debtors’ liabilities to more senior creditors. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Asset Purchase Agreement, dated as of April 5, 2023, by and between Clovis Oncology, Inc. and pharma& Schweiz GmbH.

104	The cover page from Clovis Oncology, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2023

CLOVIS ONCOLOGY, INC.

By:	/s/ Paul Gross
Name:	Paul Gross
Title:	Executive Vice President and General Counsel